"Content-Type" CONTENT="text/html; charset=windows-1252"> SECURITIES AND EXCHANGE COMMISSION

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8 - K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 25, 2002

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(Date of Report)

Coates International, Ltd.

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(Exact name of registrant as specified in its charter)

STATE OF DELAWARE 33-94884 22-2925432

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(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

2100 Highway #34 & Ridgewood RoadWall Township, New Jersey 07719

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (732) 449-7717

Item 5. Other Events

On January 19, 2002, the Company and Castle Securities Corp. executed a Letter of Intent, a copy of which is attached hereto as an exhibit.

Exhibit: Letter of Intent, Dated January 17, 2002, by and between Castle Securities Corp. and

Coates International, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2002 COATES INTERNATIONAL, LTD.

By: /s/ George J. Coates_________

George J. Coates

Chief Executive Officer

COATES - FORM 8-K - Castle LOI

CASTLE SECURITIES CORP.

45 CHURCH STREET

FREEPORT, NY 11520

(516) 868-2000

January 17, 2002

By Fax (732) 449-7736

Mr. George J. Coates, President

Coates International Ltd.

2100 Highway 34; Ridgewood Road

Wall Township, N.J. 07719 - 9738

Dear Mr. Coates:

The undersigned, Castle Securities Corp. (the "Underwriter"), has recently discussed with you a proposal pursuant to which Coates International Ltd, a corporation formed under the laws of the State of Delaware (the "Company"), wishes to effectuate a public offering of its securities ( the "Offering").

In the course of such discussions you have either submitted to us or will submit to us, among other things, recent audited financial statements which you and the Company represent as fairly reflecting the financial condition of the Company and the results of its operations for the periods mentioned therein, and you have given us a projection of the capabilities of the Company.

Based upon the foregoing, the representations which you and the Company have made to us with regard to the present and proposed business activities of the Company and its principals, and the Company's operations and financial condition, and our appraisal of the general conditions of the securities markets, and all other representations set forth above, this letter of intent is written to you to confirm, in principle, the interest of the undersigned, either acting as sole underwriter, or as managing underwriter, in accordance with the terms and conditions hereinafter set forth, to wit:

1. The Underwriter proposes to underwrite, on a best efforts basis, an Offering of approximately 3,571, 428 shares of the Common Stock of the Company, par value $.0001 per share ( the "Shares"), at an initial offering price of $7.00 per Share, subject to, among other provisions set forth below, an authorized capitalization of 1,000,000,000 shares of Common Stock, $.0001 par value (the "Common Stock") and 14,000,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock"), of which there is to be no more than 264,850,000 shares of Common Stock (resulting from a 4 to 1 forward stock split) and 0 shares of Preferred Stock outstanding immediately prior to the public Offering and the filing of a Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (the "Act"). As of the date hereof and through the date the Securities and Exchange Commission issues an order, declaring Registration Statement effective under the Act (the "Effective Date"), there will be no commitments for the Company to issue any other securities of any nature or shares of the Common and/or Preferred Stock.

2. The Company will authorize the issuance and sale in the contemplated Offering up to 3,571,428 Shares of its Common Stock.

3. Thirty (30) days following the date of the closing of its current private placement but in no event later than April 30, 2002, the Company will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form SB-2 with respect to the proposed Offering contemplated herein. Such Registration Statement shall include appropriate financial statements as required by Regulation S-B and, at the time it becomes effective, shall be in form and substance satisfactory to the Underwriter and its counsel. Prior to any filing with or submission to the SEC in connection with the Offering, the Company will provide to the Underwriter and its counsel draft copies of the Registration Statement, all exhibits thereto, all other documents to be so filed or submitted and such supporting documentation and other materials as the Underwriter or its counsel shall request. The Company will not file the Registration Statement or any amendment or supplement to the Registration Statement until the same is approved by the Underwriter and its counsel (which approval shall not be unreasonably withheld), but it is understood that no such approval shall make the Underwriter or its counsel responsible in any way for misstatements or omissions therefrom, except to the extent, if any such misstatements or omissions are in conformity with written information furnished by the Underwriter or its counsel for use in the Registration Statement.

4. The Company will enter into an Underwriting Agreement authorizing the Underwriter to make an Offering of the securities being offered for a period of ninety (90) days from the initial public offering date (the "Effective Date") provided that said period may be extended for an additional ninety (90) day period by a further written agreement signed on behalf of the Company and the Underwriter. Furthermore, the aforesaid periods shall also be extended an additional ten (10) business days to permit clearance of the funds in escrow. Pending completion of the Offering, all proceeds will be held on deposit with an institutional escrow agent selected by the Underwriter. Such period is referred to hereinafter as the "Underwriting Period".

5. A. The Company represents that no person or entity was or is entitled, directly or indirectly, to compensation from the Company or any of its affiliates for services as a finder in connection with the public Offering contemplated herein.

B. The Underwriter represents that no person or entity was or is entitled, directly or indirectly, to compensation from the Underwriter or any of its affiliates for services as a finder in connection with the public Offering contemplated herein, except for a Mr. Joseph Incandela, an individual, having an address at 2114 Butternut Road, Sea Girt, New Jersey 08750, to whom the Underwriter shall pay three (3%) of both (i) the non-accountable allowance due it referenced in Paragraph 6B(i) below and (ii) the Underwriter Warrants referenced in Paragraph 6B(ii) below for his exclusive services rendered to the Underwriter as a finder.

6. The Underwriter has advised the Company as follows:

(A) It is the intention of the Underwriter to enter into an Underwriting Agreement, pursuant to which it will offer the securities being offered on a "best efforts" basis. The Underwriter's commissions or discounts shall be an amount equal to 7% of the public offering price on each Share sold by or through the Underwriter. The Underwriter shall have the right to re-offer all or any part of the securities being offered to Selected Dealers at a discount to be determined by the Underwriter.

(B) (i) The Underwriter shall be entitled to a non-accountable expense allowance equal to two (2%) percent of the gross proceeds derived from the Shares sold, payable at the closing, less the $15,000 prepayment). Said expense allowance is intended to cover all of the expenses of the Underwriter incurred by it in connection with the Offering. The Underwriter shall not be required to make an accounting to the Company with respect to said expenses.

(ii) If any of the securities being offered are sold within the Underwriting Period, the Company shall sell to the Underwriter Common Stock Purchase Warrants (the "Underwriter's Warrants), at a price of $.0001 per Warrant, for the purchase of Common Shares of the Company, exercisable at a price in cash of $8.40 Common Share at any time during the period commencing one (1) year from the Effective date of the Public Offering until five (5) years subsequent to the Effective Date of the Offering. The Underwriter's Warrants shall be for that number of Common Shares equal to ten (10%) percent of the total number of Shares sold in this Offering and shall be non-callable. The Underwriter's Warrants will be non-transferable during the first twelve (12) months following the Effective Date except among the principals of the Underwriter and the Selected Dealers and their principals and may be exercised in whole or in part at any time and from time to time during the period of four (4) years following the expiration of the one (1) year period of non-transferability. The Underwriter's Warrants shall contain the usual anti-dilution clauses covering recapitalization, consolidation, merger and stock split transactions and shall provide for the preparation and filing of one Registration Statement or Post Effective Amendment to the proposed Registration Statement covering the warrants and/or the securities underlying the same at the cost of the Company, upon the request of the Underwriter or its specific duly authorized designee, or together with the Underwriter's or its specific duly authorized designee's consent, the holders of at least 40% of the Warrants and/or the underlying securities made after the passage of the twelve (12) month period of non-transferability ("demand registration rights") and for "piggy-back" registration rights for a period of two (2) years from the Effective Date.

It is also understood and agreed that the registration rights pertaining to the Underwriter's Warrants referred to in above, shall also include, in addition to the demand and piggy-back registration rights, that the Company will register the underlying securities at the expense of the holders of such securities.

Moreover and except as provided in Paragraph 7A below, the Company represents that no existing shareholders, option holders, warrant holders nor any other existing holder of any right or interest in the Company, as of the date hereof as well as the Effective Date, have or will have any registration rights with respect to their holdings or interest and that such rights, if subsequently granted, will be subordinate to the registration rights contained in the Underwriter's Warrants. It being understood that such rights, if granted, shall only become operative when the registration rights contained in the Underwriter's Warrants have been exercised and six (6) months after such Warrants and/or underlying securities have been effectively registered with the Securities and Exchange Commission and the appropriate regulatory authority of states in which said securities are to be distributed.

(iii) Upon execution hereof by the Underwriter and the Company, the Company shall pay to the Underwriter the sum of $15,000 which sum shall be non-refundable and shall be credited as part payment in advance of the non-accountable expense allowance herein. If the proposed public Offering is not completed because (i) of any reason solely within the control of the Company or its stockholders, (ii) the Company unilaterally withdraws the proposed public Offering from Castle Securities Corp., (iii) the Company does not permit the registration statement to become effective for any reason under its exclusive control, (iv) of any material discrepancy in any representation by the Company and/or its officers, directors, shareholders, agents, advisers or representatives, made in writing, including but not limited to the Registration Statement, to Castle Securities Corp., or (v) the Company is, directly and/or indirectly, negotiating with other persons or entities of whatsoever nature relating to a possible Public Offering of its securities in contravention of the provisions of Paragraph 14, below, then the Company will be obligated to reimburse Castle Securities Corp. for its expenses incurred in connection herewith. The parties agree that such reimbursement shall be up to the amount of $25,000 inclusive of the $15,000 paid herewith.

(v) The Company shall not cause to be filed with the Securities and Exchange Commission a Registration Statement on Form SB-2 which contains the name of the Underwriter until such time as the Underwriter gives to the Company a written notice that the Company may file such Registration Statement using the name of the Underwriter which notice shall not be unreasonable withheld. Moreover, such Registration Statement shall disclose under the caption "Use of Proceeds" that the application of the proceeds will be used as set forth in the Registration Statement.

(vi) That at any time prior or subsequent to the filing of a Registration Statement on Form SB-2 the Underwriter, notwithstanding any other provision in this Letter of Intent to the contrary, may, for any reason whatsoever and at the Underwriter's sole discretion, advise the Company that it no longer wishes to act as Underwriter for the Company's issue. In the event the Underwriter so advises the Company, in accordance with this paragraph, all obligations of the Underwriter shall cease and the Underwriter shall have no obligation to return to the Company the funds given to it pursuant to Paragraph 6(b)(iii) above, provided it makes an accounting of the expenditure of such sums to the Company and refunds to the Company the unexpended funds, if any, and the Company shall have no obligation to pay the Underwriter any amounts in addition to those already paid to the Underwriter. It is understood and agreed by the parties hereto that any expense incurred by the Underwriter shall be deemed to be reasonable and unobjectionable upon a reasonable showing by the Underwriter that such expenses were incurred, directly or indirectly, in connection with the proposed transaction and/or relationship of the parties hereto, as described herein.

(C) The Company will bear all other expenses directly and necessarily incurred in connection with the proposed public Offering including but not limited to the following items:

(i) Cost of preparing, printing and filing with the Securities and Exchange Commission the Registration Statement on Form SB-2 and amendments, post-effective amendments and supplements thereto and payment of all necessary fees.

(ii) Preparing, printing and delivering exhibits thereto and copies of the preliminary, final and any supplemental Prospectus.

(iii) Preparing and delivering all Stock Certificates.

(iv) Fees of escrow agent, and, counsel and accountants for the Company.

(v) The cost of qualification of the Offering and the sale of all securities covered by the Registration Statement under various state securities laws (which states shall be selected by mutual agreement of the Company and the Underwriter).

In addition, the Company shall (i) bear the cost of investigative reports (such as Bishop's Reports) of the Company's principal executive officers, directors and substantial shareholders which shall be provided by the Company to the Underwriter, and (ii) bear the costs of otherwise unreimbursed and reimbursable advertising and traveling expenses, mutually agreed upon by both the Company and the Underwriter, as well as postage, including mailing of preliminary and final prospectuses, telephone and telegraph expenses and other miscellaneous expenses ( which miscellaneous expenses shall not exceed $5,000 without the consent of the Company) incurred by or on behalf of the Underwriter in preparation for, or in connection with the Offering and sale and distribution of the Shares; and the Underwriter shall not be obligated to account to the Company for such disbursements and expenses.

(vi) The full cost of "tombstone" advertisements of at least 5 X 5 inches in publications to be designated by the Underwriter at a total cost not to exceed $4,000, which placement will be decided by the Underwriter and approved and paid for by the Company.

(vii) The cost of preparing and delivering to the Underwriter and its Attorney two (2) bound volumes containing copies of all documents and appropriate correspondence filed with or received from the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and all closing documents.

(D) Provided that proper corporate action by the Company authorizing the issuance and sale of the Shares shall have been taken and an appropriate form of registration statement under the Securities Act of 1933 covering the Shares shall have been filed and declared effective, and subject to the approval of our counsel, we will offer the Shares for sale in such jurisdictions as we deem appropriate. This tentative commitment is made subject to release of the Underwriter: (a) in the event that none of the Shares being offered are not sold as provided herein; (b) at any time prior to the Closing Date by the Underwriter by written notice to the Company if in the sole and absolute judgment of the Underwriter it is impracticable to offer the Shares being offered for sale, by reason of (i) an outbreak of major hostilities or other national or international calamity having occurred; (ii) any loss of whatsoever nature, whether or not insured, which, in the sole and absolute opinion of the Underwriter, substantially affects the value of the property of the Company or materially interfaces with the operations of the business of the Company; (iii) any material adverse change in the business, property or financial condition of the Company; (iv) any action, suit or proceeding at law or in equity against the Company, or by and Federal, State or other Commission, board or agency wherein any unfavorable decision would materially adversely effect the business, property, financial condition or income of the Company; (v) adverse market conditions including but not limited to the suspension and/or limitations of trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the National Association of Securities Dealers Automated Quotation System (the "NASDAQ System") and/or minimum prices having been established on either such Exchange of NASDAQ System; (vi) any action having been taken by the United States government in respect of its securities markets. Release provisions similar to these are to be duly incorporated in the Underwriting Agreement relating to the sale of the Shares to be entered into between the Company and the Underwriter. Moreover, said provisions shall also provide that in the event the Underwriter elects to terminate the Underwriting Agreement pursuant thereto, the Company shall not have obligation to reimburse the Underwriter for any expense incurred by it in connection with the proposed public Offering, except as set forth in Paragraph 6 (B)(iii).

(E) The Company agrees that it will, for a period of five (5) years after the completion of said Offering:

(i) Furnish to the Underwriter and to the Company's shareholders annual financial statements.

(ii) Provide the Underwriter with quarterly unaudited statements including both a balance sheet and statement of income.

(iii) Distribute an annual report to all shareholders setting forth clearly the financial position of the Company.

(iv) Furnish the Underwriter with a duplicated copy of the daily transfer sheets prepared by the transfer agent and a duplicate copy of a list of stockholders.

(v) at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10Q quarterly report and the mailing of quarterly financial information to security holders.

(vi) designate an Audit Committee consisting of at least one outside director, which will generally supervise the financial affairs of the Company (an initial function of the Committee will be to monitor the application of funds provided by this financing).

(vii) employ a financial relations firm reasonably satisfactory to the Underwriter.

(F) The Underwriter shall have a right of first refusal with respect to the public sale of any securities of the Company to be made by the Company, its principal shareholders or subsidiaries at any time during the period commencing at the completion of the Offering and ending three (3) years thereafter except (1) securities which are the issued in connection with or pursuant to mergers, acquisitions, recapitalizations or stock option plans, solely by the Company and/or its subsidiaries, and (2) private or broker sales pursuant to Rule 144 or otherwise by shareholders presently having such control. In connection with such right, the Company covenants and agrees to furnish the Underwriter with the terms and conditions of any bona fide proposed public sale of securities to be made by it, its principal shareholders or subsidiaries, and the name and address of the Underwriter, broker or dealer proposing to effectuate such sale, together with all compensation terms. The Underwriter shall have the right within ten (10) days from such notification by the Company to notify the Company whether the Underwriter will exercise its right to effect such proposed financing on the terms no less favorable to the Company than those proposed by such other broker or dealer. In the event the Underwriter declines to exercise its right of first refusal, such action shall only relate to the financing and terms and conditions contained in the specific notice furnished to the Underwriter and not to any other proposed financing thereafter.

(G) The Underwriting Agreement shall provide, unless waived by the Underwriter, that the Underwriter shall have the right to designate a member to the Company's Board of Directors or a nonvoting advisor thereto for a period of sixty months after the Effective Date and the Company shall use its best efforts to cause said member to be elected thereto provided that the Company indemnifies said director. Said designee, if elected or appointed, shall attend meetings of the Board and receive no more or less compensation than is paid to other non-management directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, but not limited to, food, lodging and transportation. Moreover, to the extent permitted by law, the Company will agree to indemnify the Underwriter and its designee for the actions of such designee as a director of the Company. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and/or directors, it will agree, if possible, to include each of the Underwriter and its designee as an insured under such policy.

(H) Upon the closing of the proposed Public Offering, if ever, and provided that the Offering has raised no less than $25,000,000 in gross proceeds, the Company shall enter into a Financial Consulting Agreement with the Underwriter pursuant to which the Underwriter shall receive an annual consulting fee in the amount of $50,000 for services for one (1) year from the Effective Date which shall include, but not be limited to, advising the Company in connection with possible acquisition opportunities, advising the Company regarding shareholder relations including the preparation of the annual report and other releases, assisting in long-term financial planning, advice in connection with corporate re-organizations and expansion and capital structure, and other financial assistance. Said consulting fee shall be paid in full on the Closing Date.

(I) The Underwriting Agreement shall provide that if the Company shall within five (5) years from the Effective Date, enter into any agreement or understanding introduced by the Underwriter involving (i) the sale of all or substantially all of the assets and properties of the Company, (ii) the merger or consolidation of the Company (other than a merger or consolidation effected for the purpose of changing the Company's domicile) or (iii) the acquisition by the Company of the assets or stock of another business entity, which agreement or understanding is thereafter consummated, whether or not during such five (5) year period, the Company, upon such consummation, shall pay to the Underwriter an amount equal to the following percentages of the consideration paid by the Company in connection with such transaction:

5% of the first $1,000,000, or portion thereof, of such consideration;

4% of the second $1,000,000, or portion thereof, of such consideration;

3% of the third $1,000,000, or portion thereof, of such consideration.

2% of the fourth $1,000,000 or portion thereof , of such consideration

1% of such consideration in excess of the first $4,000,000

The fee payable to the Underwriter will be in the same form of consideration as that paid by or to the Company, as the case may be, in such transaction.

(J) Until such time as the securities of the Company are listed on the New York Stock Exchange or the American Stock Exchange, the Company shall cause its legal counsel to provide the Underwriter with a list, to be updated at least annually, of those states in which the securities of the Company may be traded in non-issuer transactions under the Blue Sky laws of the states and the basis for such authority with the first list to be given at the time of Closing.

7. A. All officers, directors and existing holders of ten (10%) percent or more of the Company's outstanding restricted stock (including holders of outstanding stock and options and warrants to purchase stock and securities convertible into stock), as of the Effective Date, shall agree not to sell, transfer or convey any of such stock by registration or otherwise for a period of twelve (12) months from the Effective Date without the prior written consent of the Underwriter or any greater period required by any state in which the Offering of the Shares is to be registered provided, however, that such persons shall be permitted to offer and sell Common Shares of the Company received through participation in a Company sponsored stock benefit plan or employment and or advisory contract in such amounts that comply with the volume limitations of Rule 144(e), with all such transactions, commencing upon the Effective Date and continuing; for a period of three (3) years, shall be effected through or with the Underwriter. An appropriate legend shall be marked on the face of stock certificates representing all of such securities.

B. The Company shall take all appropriate corporate and legal action to authorize, provide and include in the Prospectus, forming a part of the SB-2 Registration Statement to be filed with the Securities and Exchange Commission, the necessary provisions offering to purchasers of at least 100 Shares in the Offering the right to elect to deliver the certificates representing their Shares so purchased to the "Escrow Agent", identified below, at the closing and to be held in escrow by the Escrow Agent for the benefit of such purchasers for a period of one (1) year from the Effective Date ( the "Escrow Period"), upon the expiration of which, the Company shall issue to each such purchaser additional shares of its Common Shares equal in amount to the number of Shares held in escrow during the Escrow Period ( the "Loyalty Shares").

C. The Company and the Underwriter agree to appoint The Bank of New York as the Escrow Agent for all purposes necessary in connection with the Offering, including the escrow of the Shares and the certification to the Underwriter and the Company of the list of purchasers in the Offering who, at the expiration of the Escrow Period, are entitled to receive Loyalty Shares; the Company and the Underwriter shall utilize their best efforts to negotiate and execute an escrow agreement with the Escrow Agent containing all of the necessary terms and conditions to accommodate the principal terms of this provision covering the appointment and duties of the Escrow Agent.

8. Prior to the Effective Date, the Company will enter into employment contracts with its key personnel for a period of at least five (5) years from the Effective Date and which will, among other things, require each of them to devote not less than their full time to the affairs of the Company. In addition, the compensation of such persons shall be subject to the approval of the Underwriter, such approval not to be unreasonably withhheld.

9. The Company shall, within thirty (30) days after the Closing Date, apply for listing in Standard and Poor's Corporation Records and Moody's OTC Guide and shall use its best efforts to have the Company listed in such reports.

10. Within ten (10) days after the end of the first 3-month period following the Effective Date of the Registration Statement, the Company shall prepare and file with the Commission a report on Form SR as prescribed by Rule 463 of Regulation C under the 1933 Act. The Company shall comply with all periodic reporting and proxy solicitation requirements imposed by the Commission pursuant to the 1934 Act, and shall promptly furnish us with copies of all material filed with the Commission pursuant to the 1934 Act or otherwise furnished to shareholders of the Company.

11. The Company shall supply and deliver to the Underwriter or its Counsel at their respective offices, all information reasonable required to enable the Underwriter to make such investigation of the Company and its business projects as it or its Counsel shall desire and shall make available to the Underwriter at his offices such person as it shall deem reasonably necessary and appropriate in order to verify or substantiate any such information supplied. The Underwriter shall have the right to review any materials prepared in connection with the Offering of securities of the Company conducted prior to the public Offering for compliance with applicable Federal and State Securities Laws.

12. The Company shall use its best reasonable efforts at its cost and expense to take all necessary and appropriate action such that the Securities are listed for trading on the Over-the-counter Bulletin Board System operated by the NASD or NASDAQ immediately upon the closing of the proposed Offering and, that the Securities remain listed for at least five (5) years from said Closing Date provided that the Company otherwise complies with the prevailing requirements of such system.

13. Upon execution hereof, the Company will not negotiate with any other persons or entities of whatsoever nature relating to a possible Public Offering of its securities pending the completion of the financing contemplated herein without written consent of the Underwriter; and, any breach by the Company of the provisions herein for whatsoever nature and/or reason shall be construed as a unilateral withdrawal of the proposed Offering from the Underwriter not in accordance with the provisions set forth in Paragraph 6(B)(iii)(ii) and 6(B)(iii)(v) and the Company shall be obligated to the provisions of Paragraph 6(B)(iii) hereof relating to the reimbursement of the Underwriter's expenses in the amount up to $25,000.

14. The Company agrees that in the event the Committee on Corporate Financing of the NASD shall determine that the Company stock or stock options issued to, or financial consulting or other agreements of the Company with, any person or persons who are unaffiliated with the Underwriter are nevertheless considered underwriting compensation, the Company will take such action as the NASD may require to prevent such stock or options or agreements from having any adverse effect on the Underwriter's allowable compensation. The Underwriter agrees that in the event the NASD shall refuse to approve the Underwriter's compensation as provided herein (without taking into account any Company stock or options issued to, or financial consulting or other agreements with, persons affiliated with the Underwriter), the Underwriter may reduce its compensation as the NASD may require but not less than to a combined total of five (5%) percent.

15. If any provision of this Letter of Intent conflicts with any rule or regulation under the 1933 Act, or the State Securities Blue Sky laws or the jurisdictions in which the Public Offering is to be qualified, the NASD, New York Stock Exchange, Inc., or any other state or federal authority possessing jurisdiction over the Public Offering, the Company shall meet with us and together we shall use our best efforts in good faith to review the terms of the Public Offering so as to comply with any such rule or regulation.

16. The Company hereby represents and acknowledges the fact that it had been informed by the Underwriter of actions instituted by the SEC and the NASD against, among others, it and certain present and past personnel of the Underwriter and that such actions could result in the Underwriter being unable to complete the proposed transaction. Moreover, and notwithstanding the possible impact of the aforesaid actions, the Company is, nevertheless, desirous of going forward with the proposed transaction.

17. Except for the Company's obligation to reimburse the Underwriter for costs and expenses as set forth herein above as well as the Underwriter's obligations under Paragraph 6(B)(v), which obligations are intended to be and are binding obligations, this letter is entered into as a Letter of Intent only, which evidences a mutual intention at this time to effect the proposed transactions described herein as contemplated, but does not constitute a binding obligation to do so. Any further legal obligations between the parties hereto shall be undertaken only in an Underwriting Agreement. Such Underwriting Agreement must be in the usual form and in content satisfactory in all respects to the Company and Underwriter, and it is understood that the Underwriter's obligations under the Underwriting Agreement shall be subject, among other things, to the provisions set forth in Paragraph 6(D), above, which the occurrence of the conditions set forth in said provisions shall be determined in the sole and absolute discretion of the Underwriter(s). In this respect, each Underwriter, if there be more than one, shall act severally for itself.

The within Letter of Intent may be signed in counterparts, but all such counterparts shall be considered as a single document.

This Letter of Intent shall be construed under the laws of the State of New York and shall be subject to the exclusive jurisdiction of the courts of said state.

If the foregoing is agreeable to you, kindly execute a duplicate copy of this Letter of Intent and deliver it, together with your deposit against expenses pursuant to Sub-paragraph 6(b)(iv), to the undersigned at the address set forth on the first Page hereof.

CASTLE SECURITIES CORP.

By: /s/ Michael T. Studer_________

Michael T. Studer, President

The terms of this Letter of Intent have been accepted and agreed to as of the date first above written.

COATES INTERNATIONAL, LTD.

By: /s/ George J. Coates___________

195/wp8/CSCCoatesIntl George J. Coates, President